April 8, 2008 April 8, 2008 Howard Weil 36 th Annual Energy Conference Dean E. Taylor - Chairman, President & CEO Exhibit 99.1

TIDEWATER
601 Poydras Street, Suite 1900
New Orleans, LA 70130
FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of
1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in any way anticipated or projected by the Company, involve many risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; the level of fleet additions by competitors and vessel overcapacity; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; changing customer demands for different vessel specifications; acts of terrorism; unsettled political conditions, war, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Participants should consider all of these risk factors as well as other information contained in the
Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010  •
Fax:
504.566.4580
Web site address:
www.tdw.com •
Email:
connect@tdw.com

3 OUR WORKPLACE

4 SAFETY RECORD RIVALS LEADING COMPANIES 0.00 0.25 0.50 0.75 1.00 Total Recordable Incident Rates 2001 2002 2003 2004 2005 2006 Calendar Years TIDEWATER DOW CHEMICAL DUPONT EXXON/MOBIL BP

TIDEWATER TODAY
Solid safety record
International presence driving earnings
Use cash to grow industry’s largest new fleet – earning
great returns
Mature vessels providing continued outstanding returns
A strong balance sheet
Returns to shareholders: share repurchases and
dividends

6 TIDEWATER TOMORROW Fleet with expanded capabilities Increased international presence Generating solid returns regardless of market cycle Financially strong Creating value for shareholders

HOW DO WE ACCOMPLISH
OUR VISION?
Deploy cash to renew fleet with expanded capabilities
Push dayrates and utilization to grow profits and cash flow
Balance long-term and spot market opportunities
Right acquisitions, right price, right time
Utilize balance sheet strength
Focus on creating shareholder value

WHY A POSITIVE OUTLOOK?
(Almost too many to list)
Favorable commodity price environment
International E&P spending up 16% in 2008 (Lehman Bros.)
More vessels needed
- High rig utilization
- New rigs and FPSO’s coming
- Strong seismic and construction markets
Largest new fleet in the industry
Mature vessels earning excellent returns
INTERNATIONAL!!!! – 98% of 3QFY08 Profits

294
83
71
61
58
VESSEL POPULATION
BY OWNER
(Includes AHTS and PSV’s only)
Estimated as of March 2008
Source: ODS-Petrodata and Tidewater
1,432
Tidewater Competitor #1 Competitor #2 Competitor #3 Competitor #4 All Others

BASIC RIG FACTS
573 Working Rigs
136 Inactive Rigs 58 In yard getting repaired
9 Warm stacked/Standby
18 Hot stacked
51 Cold stacked/other
136
163 New Rigs (52 in 2008, 58 in 2009,
      39 in 2010, 14 in 2011)
Source: ODS-Petrodata
Estimated as of March 2008

FLOATING PRODUCTION
SYSTEM FACTS
276 Active
11 Inactive
88 Under construction
(41 in 2008, 27 in 2009,
12 in 2010, 8 thereafter)
Source: ODS-Petrodata
(Includes FPSO, FSO, Spars, TLP, Other)
Estimated as of March 2008

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
200
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
As of 3/31/08, there are
As of 3/31/08, there are
approximately 710 additional AHTS
approximately 710 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of March 2008
2,000 active vessels

GLOBAL VESSEL
FLEET BY AGE
0
20
40
60
80
100
120
140
160
180
200
1965 1970 1975 1980 1985 1990 1995 2000 2005
(Includes AHTS and PSV’s only)
Source: ODS-Petrodata and Tidewater
As of 3/31/08, there are
As of 3/31/08, there are
approximately 710 additional AHTS
approximately 710 additional AHTS
and PSV’s
and PSV’s
under construction
under construction
Estimated as of March 2008
2,000 active vessels – 971 over 20 years old
( 302>30 yrs., 495  25-29 yrs., 174  20-24 yrs.)

VESSEL / RIG RATIO
Current Vessel Demand Dynamics:
2,000 Global Vessel Count (AHTS & PSV only)
573 Global Working Rigs
3.5 Vessel to Rig Ratio
Incremental Vessel Demand:
58 Older rigs in yards getting prepared for work
163 New rigs under construction
88 FPSO, FSO, Spars, other under construction
Source: ODS-Petrodata and Tidewater
Estimated as of March 2008

Five decades of international experience
Growing industry’s largest internationally diverse fleet
Continue to grow international presence
Higher utilization and dayrates for new & mature vessels
12/07 qtr, Int’l was 88% of revenues & 98% of profits
2008 Int’l E&P spending up faster than overall spending
= strong Int’l earnings for Tidewater
INTERNATIONAL
PRESENCE
DRIVING EARNINGS

89% International       11% Domestic
(vs. 57% International and 43% Domestic ten years ago)
Active Vessel Count By Region
(excludes stacked vessels)
TIDEWATER TODAY
INTERNATIONAL PRESENCE
DRIVING EARNINGS
North North
America America
41 (11%)
41 (11%)
(11%)
Central/South Central/South
America America
100 (27%)
100 (27%)
(27%)
West West
Africa Africa
145 (39%)
145 (39%)
(39%)
Far East Far East
48 (13%)
48 (13%)
(13%)
Europe/M.E. Europe/M.E.
39 (10%)
39 (10%)
(10%)

INTERNATIONAL
VESSEL DAYRATES
Growth
Growth
Total Dayrate Growth from FY‘04  +76%,
New vessels +88%, Mature vessels +45%
0%
10%
20%
30%
40%
50%
60%
70%
80%
Fiscal 2005 Fiscal 2006 Fiscal 2007 12/31/07 Qtr.

USE CASH TO
GROW INDUSTRY’S
LARGEST NEW FLEET
Commit $300-$500 MM per year for fleet renewal
Paid from internal cash flow
CapEx of $292 MM in nine months ended 12/31/07
Always weigh build vs. buy criteria
Strive for a Balance Between
Performance, Growth and Financial Strength

LARGEST NEW FLEET
IN THE INDUSTRY
$1,232m 68 PSV’s
$2,594m
(2)
189 TOTALS:
(1)
$270m  63 Crewboats & Tugs
$1,092m 58 AHTS
Estimated Cost Vessel Count
(1) Includes vessels added to the fleet financed by bareboat charter.
(2) $1,802m funded through 12/31/07.
*Excludes ENSCO fleet acquisition effected April 1, 2003.
Vessel Commitments Jan. ’00 – March ‘08
First Priority: Disciplined Renewal of Fleet
First Priority: Disciplined Renewal of Fleet

LARGEST NEW FLEET IN THE
INDUSTRY … AND COUNTING
Our approach to managing construction
49 Total
24 PSV
7 Crew and Tug
18 AHTS
Count
Vessels Under Construction
As of March 31, 2008
Building vessels
worldwide
Due diligence focused
on yards
Tidewater staff
supervise on site
Estimated delivery schedule – 19 in FY ’09,
20 in FY ’10 and 10 thereafter
When delivered, these 49 vessels (using today’s
dayrate, utilization, costs and share count) should
generate approximately $3.50 of EPS

NEW VESSEL / MATURE
VESSEL PROFITABILITY
$0
$100
$200
$300
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007
New Vessels Pre-Tax Profits Mature Vessels Pre-Tax Profits
*Vessel pre-tax profits are defined as vessel revenue less vessel operating costs less vessel depreciation.

0
100
200
300
400
500
Active Fleet Dispositions
* Net vessels added to the fleet since January 2000, including 49 vessels under construction at 3/31/08.
* Since 4/01/05, 28 vessels have been scrapped and 114 have been sold.
* Total fleet count excludes 53 stacked vessels.
Out With the Old – In With the New
LARGEST NEW FLEET
IN THE INDUSTRY
(as of 3/31/08)
422
422
391
391
175 New Vessels
175 New Vessels
71 Scrapped
71 Scrapped
320 Sold
320 Sold
(Since 4/1/99)

STRONG
BALANCE SHEET
$300 $300 Long-term Debt*
$1,867 $1,883 Stockholders’ Equity
3.3% 0% Net Debt* to Total Cap
$229            $394 Cash
December 2007 March 2007
Further Proof of Our Discipline and
Sound Business Strategy
(in Millions)
* Excludes $21.9 million at March 2007, and $36.2 million at December 2007, of total capitalized lease obligations.

SELECTED FINANCIAL
HIGHLIGHTS
Nine Months Ended
$4.75* $4.76 Earnings Per Share
$269,049* $263,378 Net Earnings
$332,883 $353,076
Net Cash from
Operations
$173,350 $291,709 Capital Expenditures
$831,712 $938,743 Revenues
12/31/06 12/31/07
(in Thousands, Except Per Share Data)
* Includes $20.8 million ($.37 per common share) gain on sale of 14 offshore tugs in August and December 2006.

SIGNIFICANT
EARNINGS GROWTH
$0
$100
$200
$300
$400
Fiscal 2004 Fiscal 2005 Fiscal 2006 Fiscal 2007
78% Three-Year Compounded
Annual Earnings Growth Rate
$59M
$59M
$101M
$101M
$193M
$193M
$336M
$336M
** Net earnings in Fiscal 2004 is exclusive of the $17.2 million after tax impairment charge. Net earnings in Fiscal 2006 is exclusive of the $42.8 million after tax gain from the sale of six KMAR vessels.
Net earnings in Fiscal 2007 is exclusive of $20.8 million of after tax gains from the sale of 14 offshore tugs.
FY End Stock Price    $28.13 $38.86                    $55.23                 $58.58

RETURNING VALUE TO
SHAREHOLDERS
SHARE REPURCHASE PROGRAM
Current repurchase authority $250 MM
Spent $196.4 MM through 3/31/08
Since 8/05, have repurchased 8.5 MM shares for $462.5 MM,
($54.14 per share)
DIVIDENDS
Current 1.2% yield (highest among OSX companies)
One of eight OSX companies paying dividends

27 GOALS & OBJECTIVES Consistent Over Last Several Years Renew Fleet Maintain Financial Strength Deliver Results

April 8, 2008 April 8, 2008 Howard Weil 36 th Annual Energy Conference Dean E. Taylor - Chairman, President & CEO

29 APPENDIX

INTERNATIONAL VESSELS
Dayrates and Utilization
$100 change in dayrate = $10.5M in revenue
1% change in utilization = $13.9M in revenue
* Dayrate and utilization information is for all classes of vessels operating international.
40%
50%
60%
70%
80%
90%
12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07
$4,000
$4,500
$5,000
$5,500
$6,000
$6,500
$7,000
$7,500
$8,000
$8,500
$9,000
$9,500
$10,000
$10,500

$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
$15,000
$16,000
12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07
Mature Vessels
New Vessels
INTERNATIONAL
VESSELS DAYRATES
* Dayrate information is for all classes of vessels operating international.

0% 20% 40% 60% 80% 100% 120% 140% Fiscal 2005 Fiscal 2006 Fiscal 2007 32 DOMESTIC VESSEL DAYRATES Total Growth Percentage From FY’04 through 12/31/07 Total Growth 108%

20%
30%
40%
50%
60%
70%
80%
12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
DOMESTIC VESSELS
Dayrates and Utilization
$100 change in dayrate = $1.2M in revenue
1% change in utilization = $2.4M in revenue
* Dayrate and utilization information is for all classes of vessels operating in the U.S.

$3,000
$5,000
$7,000
$9,000
$11,000
$13,000
$15,000
12/04 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 12/07
Mature Vessels
New Vessels
DOMESTIC VESSEL
DAYRATES
* Dayrate information is for all classes of vessels operating in the U.S.

SUPERIOR OPERATING
CAPABILITIES DRIVE OUR
COMPETITIVE ADVANTAGE
Superior operating performance
–
Safety-oriented culture
–
Deep knowledge of customer needs
International scope and relationships
–
Worldwide market presence (over 60
countries)
–
Long-term relationships with major
operators (Over 200 customers)
Attractive fleet
–
Most new vessels in industry
–
Wide range of equipment types
Cost efficient management
–
“Lean” operations and overhead
–
Aggressive construction cost management

VESSEL ACQUISITION
ALTERNATIVES
Buy Existing
Construct New Buy Fleet
(e.g., Buy Company)
Considerations:
Usually one-off
purchases, often to
match specific client
needs
Immediate delivery
Entry price at “full”
market rate
Considerations:
Built to Tidewater
quality standards
18 + months to delivery
Potential shipyard
backlog
Contract terms (e.g.,
fixed price, LDs, etc.)
Resource requirements
to oversee construction
Considerations:
Quality of equipment
Existing contracts
Potential synergies
Potential divestiture of
non core assets
Potential premium
Execution risk
Value creation potential
vs. alternatives

CONSIDERATIONS IN
DESIGNING OUR
“OPTIMAL” VESSEL MIX
Vessel Type
Custom/
Specialized
Standardized
Specifications
Small
Ultra big
Operating Capabilities
Renew
existing
Expand to
niche
markets
End Users
Drilling,
production
Subsea, main-
tenance, LNG
etc.
Supply/Demand
Cycle timers
Invest
across
cycle
TDW*
TDW*
*Arrows are illustrative of Tidewater’s current views;  they should not be interpreted  as excluding other points on the continuums in the future.